SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 12, 2002



                           Vapor Fuel Technology, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                             -----------------------
                 (State or other jurisdiction of incorporation)


                  000-29535                        86-0972560
     ----------------------------------- -----------------------------------
         (Commission File Number)        (IRS Employer Identification Number)



                 12220 S.W. 1st Street, Beaverton, Oregon 97005
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (503) 644-9000
                                                           ---------------


                          Achievement Investments, Inc.
                            11601 East Lusitano Place
                              Tucson, Arizona 85748
                   ----------------------------------------
          (Former name or former address, if changed since last report)

         On February 19, 2002, Vapor Fuel Technology, Inc. (f/n/a Achievement Investments) announced its merger with the Oregon company VFT, Inc. on Form 8-K filed with the Securities and Exchange Commission. This Form 8-K/A amends the February 19, 2002 Form 8-K filing to include revised financial statements reflecting the merger and a change of the fiscal year end to March 31, the fiscal year end of the former VFT, Inc.

Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.

         The audited financial statements of Vapor Fuel Technologies, Inc. (formerly know as Achievement Investments, Inc., a Nevada corporation) as of December 31, 2001 and 2000, are included herein on Pages F-1 through F-8.

         (a)      Financial Statements of Businesses Acquired.

         The audited financial statements of Vapor Fuel Technologies, Inc. (an Oregon corporation) as of March 31, 2001 and 2000, are included herein on Pages F-9 through F-17.

         The unaudited interim financial statements of Vapor Fuel Technologies, Inc. (an Oregon corporation) as of December 31, 2001 and for the nine-month period then ended, are included herein on Pages F-18 through F-27.

         (b)      Pro Forma Financial Information.

         The  pro  forma  financial  information   presenting  our  consolidated
financial position and results of operations are provided in pages F-28 through F-32.

         Exhibits.
         --------

         The following Exhibits are filed herewith pursuant to Rule 601 of Regulation S-K.

Exhibit No.       Description                                          Reference

   2.1            Merger Agreement, as amended, between Registrant
                  and VFT, Inc.                                             *

   3.1            Amended and Restated Articles of Incorporation
                  of Registrant, dated February 12, 2002.                   *

   3.2            Amended and Restated By-laws of Registrant                *

--------------------
* Filed with the Form 8-K filed February 19, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 24, 2002                     VAPOR FUEL TECHNOLOGIES, INC.


                                            -----------------------------------
                                            Name:C. Thomas Davis
                                            Its: President

                          INDEPENDENT AUDITOR'S REPORT


Achievement Investments
(A Development Stage Company)


        We have audited the accompanying balance sheets of Achievement Investments (a development stage company) as of December 31, 2001 and 2000, and the related statements of operations and cash flows for the two years ended December 31, 2001, and the statement of stockholders' equity for the period from July 25, 1997 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Achievement Investments (a development stage company) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the two years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
February 18, 2002

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                          December 31,
                                                 -------------------------------
                                                      2001            2000
                                                 --------------  ---------------

Assets:                                          $            -  $             -
                                                 ==============  ===============

Liabilities - Accounts Payable                   $        3,375  $             -
                                                 --------------  ---------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at December 31,
    2001 and 2000                                         1,000            1,000
  Paid-In Capital                                         4,203            2,531
  Retained Deficit                                       (1,200)          (1,200)
  Deficit Accumulated During the
    Development Stage                                    (7,378)          (2,331)
                                                 --------------  ---------------

     Total Stockholders' Equity                          (3,375)               -
                                                 --------------  ---------------

     Total Liabilities and
       Stockholders' Equity                      $            -  $             -
                                                 ==============  ===============














          The accompanying notes are an integral part of these financial statements.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                   Cumulative
                                                                      since
                                                                   October 20,
                                                                      1999
                                                                    inception
                                       For the year ended              of
                                          December 31,             development
                                 ------------------------------
                                      2001            2000            stage
                                 --------------  --------------  ---------------
Revenues:                        $            -  $            -  $             -

Expenses:                                 5,047           2,181            7,378
                                 --------------  --------------  ---------------

     Net Loss                    $       (5,047) $       (2,181) $        (7,378)
                                 --------------  --------------  ---------------

Basic & Diluted loss per share   $            -  $            -
                                 ==============  ==============





















          The accompanying notes are an integral part of these financial statements.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM JULY 25, 1997 (INCEPTION) TO DECEMBER 31, 2001

                                                                                          Deficit
                                                                                        Accumulated
                                                                                           Since
                                                                                        October 20,
                                                                                           1999
                                                                                       Inception of
                                           Common Stock         Paid-In    Retained     Development
                                        Shares     Par Value    Capital     Deficit        Stage
                                     ------------ -----------  ---------  -----------  -------------
Balance at July 25, 1997 (inception)            - $         -  $       -  $         -  $           -

November 4, 1997 Issuance of Stock
for Services and payment
of Accounts Payable                     1,000,000       1,000          -            -              -

Net Loss                                        -           -          -       (1,100)             -
                                     ------------ -----------  ---------  -----------  -------------

Balance at December 31, 1997            1,000,000       1,000          -       (1,100)             -

Net Loss                                        -           -          -         (100)             -
                                     ------------ -----------  ---------  -----------  -------------

Balance at December 31, 1998            1,000,000       1,000          -       (1,200)             -

Capital contributed by Shareholder              -           -        350            -              -
Net Loss                                        -           -          -            -           (150)
                                     ------------ -----------  ---------  -----------  -------------

Balance at December 31, 1999            1,000,000       1,000        350       (1,200)          (150)

Capital contributed by Shareholder              -           -      2,181            -              -
Net Loss                                        -           -          -            -         (2,181)
                                     ------------ -----------  ---------  -----------  -------------

Balance at December 31, 2000            1,000,000       1,000      2,531       (1,200)        (2,331)

Capital contributed by Shareholder              -           -      1,672            -              -
Net Loss                                        -           -          -            -         (5,047)
                                     ------------ -----------  ---------  -----------  -------------

Balance at December 31, 2001            1,000,000 $     1,000  $   4,203  $    (1,200) $      (7,378)
                                     ============ ===========  =========  ===========  =============

             The accompanying notes are an integral part of these financial statements.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                    Cumulative
                                                                      Since
                                                                   October 20,
                                                                       1999
                                                                    Inception
                                            For the years ended         of
                                               December 31,        Development
                                            -------------------
                                               2001      2000         Stage
                                            ---------- --------   --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                    $   (5,047)$ (2,181)  $       (7,378)
Increase (Decrease) in Accounts Payable          3,375        -            3,175
                                            ---------- --------   --------------
  Net Cash Used in operating activities         (1,672)  (2,181)          (4,203)
                                            ---------- --------   --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                               -        -                -
                                            ---------- --------   --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder               1,672    2,181            4,203
                                            ---------- --------   --------------
Net Cash Provided by
  Financing Activities                           1,672    2,181            4,203
                                            ---------- --------   --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                          -        -                -
Cash and Cash Equivalents
  at Beginning of Period                             -        -                -
                                            ---------- --------   --------------
Cash and Cash Equivalents
  at End of Period                          $        - $      -   $            -
                                            ========== ========   ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                  $        - $      -   $            -
  Franchise and income taxes                $      135 $    200   $          500

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES: None

             The accompanying notes are an integral part of these financial statements.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Achievement Investments (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Nevada on July 25, 1997. The Company ceased all operating activities during the period from July 25, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of December 31, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                    For the year ended December 31, 2001
Basic Loss per Share
Loss to common shareholders                   $        (5,047)       1,000,000  $       (0.01)
                                              ===============  ===============  ==============

                                                    For the year ended December 31, 2000
Basic Loss per Share
Loss to common shareholders                   $        (2,181)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for December 31, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

NOTE 2 - INCOME TAXES

        As of December 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $8,500 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                             ACHIEVEMENT INVESTMENTS
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY - GOING CONCERN

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - COMMITMENTS

        As of December 31, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - MERGER

        On February 12, 2002, Vapor Fuel Technologies, Inc. ("VFT") merged into the Company. The merger will be accounted for as a reverse merger. Prior to the merger, the Company executed a five-to-one reverse stock split, reducing the outstanding shares of common stock to 200,000 shares and reducing par value to $0.005 per share. The Company then acquired all of the outstanding common stock of VFT in exchange for 500,000 shares of the Company's common stock.

                          INDEPENDENT AUDITOR'S REPORT


Vapor Fuel Technologies, Inc.
(A Development Stage Company)


        We have audited the accompanying balance sheets of Vapor Fuel Technologies (a development stage company) as of March 31, 2001 and 2000, and the related statements of operations and cash flows for the two years ended March 31, 2001, and the statement of stockholders' equity for the period from August 4, 1998 (inception) to March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vapor Fuel Technologies (a development stage company) as of March 31, 2001 and 2000, and the results of its operations and its cash flows for the two years ended March 31, 2001 in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO
                                                   Certified Public Accountants

Salt Lake City, Utah
May 8, 2001

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                         March 31,       March 31,
                                                      ---------------  --------------
                                                           2001             2000
                                                      ---------------  --------------

Assets:
   Patent Pending                                     $             1  $            -
                                                      ===============  ==============


Liabilities:
  Notes Payable                                       $        56,000  $       35,101
  Accounts Payable                                                 75               -
                                                      ---------------  --------------

     Total Liabilities                                         56,075          35,101
                                                      ---------------  --------------

Stockholders' Equity:
  Common Stock, no par value
    Authorized 15,000 shares,
    11,000 Shares Issued at March 31, 2001
    and 0 at March 31, 2000                                    13,996               -
  Deficit Accumulated During the
      Development Stage                                       (70,070)        (35,101)
                                                      ---------------  --------------

     Total Stockholders' Equity                               (56,074)        (35,101)
                                                      ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                           $             1  $            -
                                                      ===============  ==============









           The accompanying notes are an integral part of these financial statements.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                   Cumulative
                                                                  since August
                                                                     4, 1998
                                       For the year ended         inception of
                                           March 31,               development
                                 ------------------------------
                                      2001            2000            stage
                                 --------------  --------------  ---------------
Revenues:                        $            -  $            -  $             -

Expenses:
  Research & Development                 30,000          30,000           60,000
  General & Administrative                1,074               -            1,074
                                 --------------  --------------  ---------------

Operating Income (Loss)                 (31,074)        (30,000)         (61,074)
                                 --------------  --------------  ---------------

Other Income (Expense)
  Interest                               (3,895)         (5,101)          (8,996)
                                 --------------  --------------  ---------------

  Net Income (Loss)              $      (34,969) $      (35,101) $       (70,070)
                                 ==============  ==============  ===============

Basic & Diluted loss per share   $            -  $            -
                                 ==============  ==============













          The accompanying notes are an integral part of these financial statements.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
               SINCE AUGUST 4, 1998 (INCEPTION) TO MARCH 31, 2001

                                                                       Deficit
                                                                     Accumulated
                                                                        Since
                                                                   August 4, 1998
                                                                    Inception of
                                              Common Stock           Development
                                          Shares         Value          Stage
                                       ------------- ------------- ---------------
Balance at August 4, 1998 (inception)              - $           - $             -

Net Loss                                           -             -               -
                                       ------------- ------------- ---------------

Balance at March 31, 1999                          -             -               -

Net Loss                                           -             -         (35,101)
                                       ------------- ------------- ---------------

Balance at March 31, 2000                          -             -         (35,101)

March 1, 2001 Shares Granted for
    Payment of Accounts Payable and
    Payment for Patent                         7,500         1,000               -

March 31, 2001 Shares Issued for
    Research & Development Expense             1,000         4,000               -

March 31, 2001 Shares Granted for
   Payment of Interest on Note Payable         2,500         8,996               -

Net Loss                                           -             -         (34,969)
                                       ------------- ------------- ---------------

Balance at March 31, 2001                     11,000 $      13,996 $       (70,070)
                                       ============= ============= ===============






           The accompanying notes are an integral part of these financial statements.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                     Cumulative
                                                                                    Since August
                                                                                      4, 1998
                                                        For the years ended         Inception of
                                                             March 31,              Development
                                                   ------------------------------
                                                        2001           2000            Stage
                                                   -------------- ---------------  ---------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                           $      (34,969)$       (35,101) $        (70,070)

Adjustments to reconcile net loss to net cash
used in operating activities:
    Issuance of Stock for Expenses                          4,999               -             4,999
    Issuance of Stock for Interest on Note Payable          8,996               -             8,996

Change in operating assets and liabilities:
    Accounts Payable                                           75               -                75
    Accrued Interest on Notes Payable                      (5,101)          5,101                 -
                                                   -------------- ---------------  ----------------

Net Cash Used in operating activities                     (26,000)        (30,000)          (56,000)
                                                   -------------- ---------------  ----------------

CASH FLOWS FROM INVESTING
ACTIVITIES:

  Net cash provided by investing activities                     -               -                 -
                                                   -------------- ---------------  ----------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Notes Payable                                26,000          30,000            56,000
                                                   -------------- ---------------  ----------------
Net Cash Provided by
  Financing Activities                                     26,000          30,000            56,000
                                                   -------------- ---------------  ----------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                     -               -                 -
Cash and Cash Equivalents
  at Beginning of Period                                        -               -                 -
                                                   -------------- ---------------  ----------------
Cash and Cash Equivalents
  at End of Period                                 $            - $             -  $              -
                                                   ============== ===============  ================

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                      Cumulative
                                                                                     Since August
                                                                                       4, 1998
                                                        For the years ended          Inception of
                                                             March 31,               Development
                                                   ------------------------------
                                                        2001           2000             Stage
                                                   -------------- ---------------  ----------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
------------------------------------------------
Cash paid during the year for:
  Interest                                         $            - $             -  $              -
  Franchise and income taxes                       $            - $             -  $              -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:
----------
Stock Issued for Patent                            $            1 $             -  $              1























           The accompanying notes are an integral part of these financial statements.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Vapor Fuel Technologies (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Oregon on August 4, 1998. Since August 4, 1998, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of March 31, 2001. The Company was organized as a vehicle to research and develop alternative fuel systems and fuel efficiency enhancement systems for the internal combustion engine.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED MARCH 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                     For the year ended March 31, 2001
Basic Loss per Share
Loss to common shareholders                   $       (34,969)          11,000  $       (3.18)
                                              ===============  ===============  ==============


                                                     For the year ended March 31, 2000
Basic Loss per Share
Loss to common shareholders                   $       (35,101)               -  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for March 31, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

NOTE 2 - INCOME TAXES

        As of March 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $70,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED MARCH 31, 2001 AND 2000
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of March 31, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5- NOTE PAYABLE FROM SHAREHOLDER

        The Company has borrowed money from a shareholder in order to pay general and administrative expenses. Per the promissory note, amounts due to the shareholder are non-interest bearing, unsecured and payable at anytime the shareholder desires. For purposes of these financial statements interest has been calculated at an imputed interest rate of 10 percent for the years ending March 31, 2001 and 2000. As of March 31, 2001, the Company owes $56,000 relating to these notes.

NOTE 6 - STOCK ISSUANCE

        On March 1, 2001 the Board of Directors voted to change the authorized number of shares from 10,000 to 15,000. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the increase in authorized shares.

        Also, on March 1, 2001 the Board of Directors granted 8,500 shares, no par value, to be issued for payment of accounts payable of $4,999 and $1 for acquisition of a patent. 2,500 shares were also granted for payment of interest on notes payable.

NOTE 7 - SUBSEQUENT EVENTS

        On April 24, 2001, the Company received $17,000 from a shareholder. Per the promissory note, amounts due to the shareholder are non-interest bearing, unsecured and payable at anytime the shareholder desires.

                         INDEPENDENT ACCOUNTANT'S REPORT


Vapor Fuel Technologies, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Vapor Fuel Technologies, Inc. (a development stage company) as of December 31, 2001 and March 31, 2001 and the related statements of operations for the three and nine months ended December 31, 2001 and 2000, and cash flows for the nine months ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

                                                    Respectfully submitted



                                                    /S/ ROBISON, HILL & CO.
                                                    Certified Public Accountants

Salt Lake City, Utah
February 18, 2002

                                VAPOR FUEL TECHNOLOGIES, INC.
                                (A Development Stage Company)
                                        BALANCE SHEETS

                                                                December 31,      March 31,
                                                                    2001             2001
                                                               ---------------  --------------
Assets:
   Patent Pending                                              $         7,001  $            1
   Less: Amortization Expense                                             (350)              -
                                                               ---------------  --------------

     Total Assets                                              $         6,651  $            1
                                                               ===============  ==============

Liabilities:
   Notes Payable                                               $       150,452  $       56,000
   Accounts Payable                                                     17,030              75
                                                               ---------------  --------------

     Total Liabilities                                                 167,482          56,075
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, no par value
    Authorized 15,000 shares,
    11,000 Shares Issued at December 31, 2001
    and March 31, 2001                                                  13,996          13,996
  Contributed Capital                                                    9,463               -
  Deficit Accumulated During the
    Development Stage                                                 (184,290)        (70,070)
                                                               ---------------  --------------

     Total Stockholders' Equity                                       (160,831)        (56,074)
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $         6,651  $            1
                                                               ===============  ==============
















                       See accompanying notes and accountants' report.

                                VAPOR FUEL TECHNOLOGIES, INC.
                                (A Development Stage Company)
                                   STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                 since August
                                                                                   4, 1998
                                For the three months     For the nine months     inception of
                                 ended December 31,       ended December 31,     development
                               ----------------------- ------------------------
                                   2001        2000        2001        2000         stage
                               ------------ ---------- ------------ ----------- --------------
Revenues:                      $          - $        - $          - $         - $            -

Expenses:
  Research & Development             35,000     10,358       87,452      20,716        131,904
  General & Administrative           16,622          -       19,470           -         36,092
                               ------------ ---------- ------------ ----------- --------------

Operating Income (Loss)             (51,622)   (10,358)    (106,922)    (20,716)      (167,996)
                               ------------ ---------- ------------ ----------- --------------

Other Income (Expense)
  Interest                           (3,191)    (1,298)      (7,298)     (2,596)       (16,294)
                               ------------ ---------- ------------ ----------- --------------

  Net Income (Loss)            $    (54,813)$  (11,656)$   (114,220)$   (23,312)$     (184,290)
                               ============ ========== ============ =========== ==============

Basic & Diluted loss per share $      (4.98)$        - $     (10.38)$         -
                               ============ ========== ============ ===========















                 See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                   For the Nine Months Ended     Inception of
                                                          December 31,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                         $     (114,220)$       (11,656)$     (184,290)

Adjustments to reconcile net loss to net cash
used in operating activities:
    Amortization                                            350               -            350
    Issuance of Stock for Expenses                            -               -          4,999
    Issuance of Stock for Interest on Note Payable            -               -          8,996
    Imputed Interest Converted to Contributed
       Capital                                            9,463               -          9,463

Change in operating assets and liabilities:
    Increase (Decrease) in Accounts Payable              16,955               -         17,030
                                                 -------------- --------------- --------------

Net Cash Used in operating activities                   (87,452)        (11,656)      (143,452)
                                                 -------------- --------------- --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:

Purchase of Patent                                       (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

  Net cash provided by investing activities              (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Notes Payable                              94,452          11,656        150,452
                                                 -------------- --------------- --------------
Net Cash Provided by
  Financing Activities                                   94,452          11,656        150,452
                                                 -------------- --------------- --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                   -               -              -
Cash and Cash Equivalents
  at Beginning of Period                                      -               -              -
                                                 -------------- --------------- --------------
Cash and Cash Equivalents
  at End of Period                               $            - $             - $            -
                                                 ============== =============== ==============

                                VAPOR FUEL TECHNOLOGIES, INC.
                                (A Development Stage Company)
                                   STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                   For the Nine Months Ended     Inception of
                                                          December 31,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                       $            - $             - $            -
  Franchise and income taxes                     $            - $             - $           75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:
Stock Issued for Patent                          $            - $             - $            1






















                        See accompanying notes and accountants' report.

                                VAPOR FUEL TECHNOLOGIES, INC.
                                (A Development Stage Company)
                                NOTES TO FINANCIAL STATEMENTS
                     FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

        This summary of accounting policies for Vapor Fuel Technologies, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of December 31, 2001 and for the three and nine month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Oregon on August 4, 1998. Since August 4, 1998, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of December 31, 2001. The Company was organized as a vehicle to research and develop alternative fuel systems and fuel efficiency enhancement systems for the internal combustion engine.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of six months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

Fixed Assets

        The patent is stated at cost and will be amortized, on a straight-line basis, over the estimated useful life of fifteen years.

        The Company has adopted the Financial Accounting Standards Board SFAS No., 121, "Accounting for the Impairment of Long-lived Assets." SFAS No. 121 addresses the accounting for (i) impairment of long-lived assets, certain identified intangibles and goodwill related to assets to be held and used, and
(ii) long-live lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows from the used of the asset and its eventual disposition (un-discounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                For the Three Months Ended December 31, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (54,813)          11,000  $       (4.98)
                                              ===============  ===============  ==============

                                                For the Three Months Ended December 31, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (11,656)               -  $            -
                                              ===============  ===============  ==============

                                                For the Nine Months Ended December 31, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $      (114,220)          11,000  $      (10.38)
                                              ===============  ===============  ==============

                                                For the Nine Months Ended December 31, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (23,312)               -  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for December 31, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2000  financial
statements to conform with the December 31, 2001 presentation.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of December 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $184,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY - GOING CONCERN

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - COMMITMENTS

        As of December 31, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5- NOTE PAYABLE FROM SHAREHOLDER

        The Company has borrowed money from a shareholder in order to pay general and administrative expenses. Per the promissory note, amounts due to the shareholder are non-interest bearing, unsecured and payable at anytime the shareholder desires. For purposes of these financial statements interest has been calculated at an imputed interest rate of 10 percent for the periods ending December 31, 2001 and March 31, 2001. As of December 31, 2001 and March 31, 2001, the Company owed $150,452 and $56,000, respectively, relating to these notes.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)


NOTE 6 - STOCK ISSUANCE

        On March 1, 2001 the Board of Directors voted to change the authorized number of shares from 10,000 to 15,000. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the increase in authorized shares.

        Also, on March 1, 2001 the Board of Directors granted 8,500 shares, no par value, to be issued for payment of accounts payable of $4,999 and $1 for acquisition of a patent. 2,500 shares were also granted for payment of interest on notes payable.

NOTE 7 - MERGER

        On February 12, 2002, the Company merged into Achievement Investments ("Achievement"), which will be accounted for as a reverse merger. In the merger, Achievement acquired all of the outstanding common stock of the Company in exchange for 500,000 shares of the Achievement's common stock.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On February 12, 2002, Achievement Investments, Inc., (a development stage company) ("Achievement Investments") and VFT, Inc., (a development stage company) ("VFT") executed a merger whereby Achievement Investments merged into VFT in a reverse merger. The following unaudited pro forma condensed combined financial statements are based on the December 31, 2001 unaudited historical financial statements of Achievement Investments and VFT contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with VFT treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the combined company assumes the exchange occurred as of December 31, 2001. The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2001 presents the results of operations of the combined company, assuming the exchange was completed on April 1, 2000. The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2001 presents the results of operations of the combined company, assuming the exchange was completed on April 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Achievement Investments and VFT based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Achievement Investments and VFT (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                         UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                       DECEMBER 31, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------
ASSETS
Current Assets                                                $            -  $            -  $            -        $            -
Patent (net)                                                               -           6,651               -                 6,651
                                                              --------------  --------------  --------------        --------------

     Total Assets                                             $            -  $        6,651  $            -        $        6,651
                                                              ==============  ==============  ==============        ==============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities                                           $        3,375  $      167,482  $            -        $      170,857
                                                              --------------  --------------  --------------        --------------

    Total Liabilities                                                  3,375         167,482               -               170,857
                                                              --------------  --------------  --------------        --------------

Stockholders' Equity:
  Common Stock                                                         1,000          13,996         (14,296)    A             700
  Additional Paid in Capital                                           4,203           9,463           5,718     A          19,384
  Retained Deficit                                                    (1,200)              -           1,200     A               -
  Deficit Accumulated During the
     Development Stage                                                (7,378)       (184,290)          7,378     A        (184,290)
                                                              --------------  --------------  --------------        --------------
     Total Stockholders' Equity (Deficit)                             (3,375)       (160,831)              -              (164,206)
                                                              --------------  --------------  --------------        --------------

     Total Liabilities and Stockholders' Equity               $            -  $        6,651  $            -        $        6,651
                                                              ==============  ==============  ==============        ==============



    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED MARCH 31, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   Research & Development                                                  -          30,000                                30,000
   General & Administrative                                            2,901           1,074               -                 3,975
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (2,901)        (31,074)              -               (33,975)

Other Income (Expenses)
   Interest Expense                                                        -          (3,895)              -                (3,895)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (2,901) $      (34,969) $            -        $      (37,870)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $       (3.18)                        $        (0.05)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000
                                                              ==============  ==============                        ==============






    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                         FOR THE NINE MONTHS ENDED DECEMBER 31, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   Research & Development                                                  -          87,452               -                87,452
   General & Administrative                                            3,230          19,470               -                22,700
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (3,230)       (106,922)              -              (110,152)

Other Income (Expenses)
   Interest Expense                                                        -          (7,298)              -                (7,298)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (3,230) $     (114,220) $            -        $     (117,450)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $       (10.38)                       $        (0.17)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000
                                                              ==============  ==============                        ==============






    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the merger, Achievement Investments merged into VFT in a reverse merger, with VFT being the treated as the acquiring entity for financial reporting purposes. Achievement Investments will acquire all of the outstanding common stock of VFT, in exchange for 500,000 shares of Achievement Investments Common Stock, or approximately 71% of the Achievement Investments Common Stock outstanding subsequent to the exchange, subject to certain adjustments. Prior to the exchange, Achievement Investments will execute a 5 to 1 reverse stock split, reducing the number of shares outstanding to 200,000 and reducing the par value to $0.005. VFT has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Achievement Investments.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2001 and the nine months ended December 31, 2001, include Achievement Investments's and VFT's operations on a common fiscal year. The financial statements of Achievement Investments have been conformed to the fiscal year ended March 31, 2001 by including the operating results of Achievement Investments for the period April 1, 2000 to December 31, 2000 and including such results for the three months ended March 31, 2001. The financial statements of Achievement Investments have been conformed to the nine months ended December 31, 2001 by including the operating results of Achievement Investments for the period April 1, 2001 to December 31, 2001.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2001, are described below:

        (A) Record merger by issuing 500,000 shares of Common Stock, par value $0.005, and recording 5 to 1 reverse stock split.

        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended March 31, 2001 and the nine months ended December 31, 2001 are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.